Exhibit 99.1

           ScanSoft, Inc. to Meet or Exceed Fourth Quarter
                    Revenue and Earnings Guidance;

                   Revenue Driven by Strong Demand
            in Network Speech and Robust Growth in Imaging

    PEABODY, Mass.--(BUSINESS WIRE)--Feb. 2, 2004--ScanSoft, Inc.
(NASDAQ: SSFT), the leading supplier of speech and imaging solutions, today announced preliminary financial results for the fourth quarter ended December 31, 2003. ScanSoft now expects to report:

    --  Total revenue between $45 million and $47 million

    -- Earnings per diluted share of $0.04 to $0.06 before amortization of acquisition-related intangibles and restructuring charges

    -- Earnings per diluted share between breakeven and $0.02 after including amortization of acquisition-related intangibles and restructuring charges.

    Previously, the company had provided guidance for total revenue between $42 million and $44 million; earnings of $0.03 to $0.05 per diluted share before amortization of acquisition-related intangibles and restructuring charges; and earnings between ($0.01) and $0.01 per diluted share after including amortization of acquisition-related intangibles and restructuring charges.

    Highlights from the quarter include:

    -- Strong revenue performance from SpeechWorks(TM) network speech solutions, fueled in part by the performance of channel partners;

    -- Robust growth for imaging applications, driven by the launch of PDF Converter and OmniPage(R) Pro 14; and

    -- Important, new strategic partnerships in automotive and mobile device speech markets.

    "ScanSoft completed a strong finish to 2003, producing results that surpassed our expectations," said Paul Ricci, chairman and CEO, ScanSoft. "These results confirm our view that the SpeechWorks integration is succeeding and that our customers and partners are responding enthusiastically to our expanded product and service offerings, now the most comprehensive in the industry."
    The company will report final financial results for the quarter and fiscal year on Thursday, February 26, 2004, before market open. In conjunction with the announcement, ScanSoft management will conduct a Webcast and conference call on Thursday, February 26, 2004 at 8:30 a.m. ET. Those who wish to listen to the live broadcast should visit the Investor Relations section of the company's Web site at www.scansoft.com at least 15 minutes prior to the event and follow the instructions provided to assure that the necessary audio applications are downloaded and installed.
    The conference call can be heard live by dialing (800) 539-9343 or
(706) 643-0195 and refer to the conference name ScanSoft, five minutes prior to the call. A replay of the call will be available within 24 hours of the announcement. To access the replay, dial (800) 642-1687 or (706) 645-9291 and enter conference number 5340706.

    About ScanSoft, Inc.

    ScanSoft, Inc. is the leading supplier of speech and imaging solutions that automate a wide range of manual processes - saving time, increasing worker productivity and improving customer service. For more information regarding ScanSoft products and technologies, please visit www.scansoft.com.

    Trademark reference: ScanSoft, the ScanSoft logo, SpeechWorks and OmniPage are registered trademarks or trademarks of ScanSoft, Inc. in the United States and other countries. All other company names or product names may be the trademarks of their respective owners.

    This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the following: revenues, earnings and earnings per share; acquisition-related intangibles and restructuring charges; products and services; future prospects regarding ScanSoft's strategic partnerships; the future performance of the speech and language business and the digital imaging business; and future prospects regarding worldwide operations and the results of integration activities. Such statements are based on current expectations that are subject to a number of risks and uncertainties, and actual results may differ materially. These risks and uncertainties include, without limitation, the following: economic conditions in the United States and abroad; ScanSoft's ability to control and successfully manage its expenses, inventory and cash position; fluctuations in demand for ScanSoft's existing and future products; the effects of competition, including pricing pressure; possible defects in products and technologies; ScanSoft's dependence on OEM customers; and difficulties with integrating product plans and operations of acquired businesses. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in ScanSoft's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and its most recent quarterly report on Form 10-Q for the quarter ended September 30, 2003. ScanSoft undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this document.



                            ScanSoft, Inc.
             Reconciliation of Non-GAAP Financial Measures


                                                  Three months ended
                                                   December 31, 2003
                                                ----------------------
                                                     Low        High
                                                ------------- --------

Total revenue                                        $45,000  $47,000

GAAP net income (loss), per share                         $-    $0.02
Cost of revenue from amortization of intangible
 assets, per share                                     $0.02    $0.02
Amortization of intangible assets, per share           $0.01    $0.01
Non-cash stock compensation                            $0.00    $0.00
Restructuring and other charges, per share             $0.01    $0.01

Net income per share, excluding acquisition
 related amortization and restructuring         ------------  --------
 and other charges: basic and diluted                  $0.04    $0.06
                                                ============= ========

Shares used in computing net income per share, excluding acquisition related amortization and restructuring and other charges:

Weighted average common shares:  basic               103,072  103,072
                                                ============= ========

Weighted average common and
common equivalent shares:  diluted                   114,655  114,655
                                                ============= ========


    This press release and the reconciliation contained herein disclose certain financial measures that exclude acquisition-related amortization and restructuring charges that may be considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures are provided to enhance the user's overall understanding of ScanSoft's current financial performance and ScanSoft's prospects for the future. Management believes that these measures present a more representative measure of ScanSoft's operating performance because they exclude identified non-cash and restructuring charges. Management uses these measures for evaluating historical performance and for forecasting and planning for future periods. These measures, however, should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measure.

    CONTACT: ScanSoft, Inc.
             Richard Mack, 978-977-2175
             richard.mack@scansoft.com
                    or
             Jonna Schuyler, 978-977-2038
             jonna.schuyler@scansoft.com